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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2000


                            ReliaStar Financial Corp.
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-10640                   41-1620373
  ------------------------    ------------------------     -------------------
  (State of Incorporation)    (Commission file number)      (I.R.S. Employer
                                                           Identification No.)
          20 Washington Avenue South
            Minneapolis, Minnesota                                 55401
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   (Address of principal executive offices)                     (Zip Code)



                                 (612) 372-5432
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                         (Registrant's telephone number)


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Item 5. Other Items-- ING Group Agrees to Acquire ReliaStar.
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     On April 30, 2000, ReliaStar Financial Corp. entered into an Agreement and
Plan of Merger with ING Groep N.V., ING America Insurance Holdings, Inc., and a wholly owned subsidiary of ING America Insurance Holdings, providing for the merger of that subsidiary with and into ReliaStar. Following consummation of the merger, ReliaStar will be a wholly owned subsidiary of ING America Insurance Holdings.

     Under the terms of the merger agreement, upon consummation of the merger each outstanding share of common stock of ReliaStar (other than shares held by ReliaStar's Success Sharing Plan and ESOP and shares held by ReliaStar shareholders who asset dissenters' rights under Delaware law) will be converted into the right to receive cash in the amount of $54.00. Each share held by ReliaStar's Success Sharing Plan and ESOP will be entitled to receive a number of American Depository Shares of ING Groep N.V. equal to $54.00 divided by the average price of such America Depository Shares over a ten-trading-day period before completion of the merger.

     The consummation of the merger is subject to customary conditions, including regulatory approvals and the approval of the shareholders of ReliaStar.

     A copy of the merger agreement is filed as an exhibit to this report. Reference is made to the merger agreement for a full statement of the terms and conditions of the merger.

     An additional discussion of the merger agreement and the merger is provided in the ING Group's and ReliaStar's joint press release of May 1, 2000, which is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.
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Exhibit
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2(a).     Agreement and Plan of Merger, dated as of April 30, 2000, among ING
          Groep N.V, ING America Insurance Holdings, Inc., SHP Acquisition Corp, and ReliaStar Financial Corp.

2(b). Stock Option Agreement, dated as of April 30, 2000, between ReliaStar Financial Corp. and ING America Insurance Holdings, Inc.

99.       Joint press release of the ING Group and ReliaStar dated May 1, 2000.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RELIASTAR FINANCIAL CORP.


  Date: May 2, 2000                    By: /s/ Richard R. Crowl
                                           ----------------------------------
                                           Richard R. Crowl, Senior Vice
                                            President, General Counsel, and
                                            Secretary